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                                                                EXHIBIT 23.1



            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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As independent certified public accountants, we hereby consent to the use of our report on the financial statements of Streicher Mobile Fueling, Inc. and to all references to our firm included in this Registration Statement on Form SB-2.




ARTHUR ANDERSEN LLP



Fort Lauderdale, Florida,
  October 18, 1996.